SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): September 11, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-32717                13-4134098
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 (State or Other Jurisdiction    (Commission File            (IRS Employer
       of Incorporation)              Number)             Identification No.)

       3 Times Square, New York, New York                        10036
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    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

On September 11, 2002, Instinet Group Incorporated (the "Company") issued a press release announcing its August 2002 U.S. equity share volume and market share and releasing its average net equity transaction fee revenue per U.S. equity share volume. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

          Number    Description

          99.1 Press Release of Instinet Group Incorporated issued September 11, 2002: Instinet Announces August 2002 U.S. Equity Share Volume and Market Share. Releases Its Average Net Equity Transaction Fee Revenue Per U.S. Equity Share Volume.









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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    INSTINET GROUP INCORPORATED
                                                 Registrant



Date: September 12, 2002
                                           By: /s/ Mark Nienstedt
                                              -------------------
                                           Mark Nienstedt
                                           Acting President and
                                           Chief Executive Officer, Chief
                                           Financial Officer, and Director




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                                  EXHIBIT INDEX


Exhibit Number                Description
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99.1                          Press Release of Instinet Group Incorporated
                              issued September 11, 2002: Instinet Announces
                              August 2002 U.S. Equity Share Volume and Market
                              Share. Releases Its Average Net Equity Transaction
                              Fee Revenue Per U.S. Equity Share Volume.